                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              Perceptronics ,Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               PERCEPTRONICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 14, 1999

                                ----------------

To The Stockholders:

         The Annual Meeting of Stockholders of Perceptronics, Inc. (the "Company") will be held at the Company's offices located at 21010 Erwin Street, Woodland Hills, California, on September 14, 1999, at 10:00 a.m. for the following purposes:

         1. To elect six directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. The Board of Directors' nominees are Dr. Gershon Weltman, Steven P. Corda, Dr. Amos Freedy, Dr. John Lyman, Robert Parker and Stanley B. Schneider;

         2. To approve the 1999 Stock Option Plan for employees, consultants and advisors;

         3.       To approve the 1999 Stock Option Plan for Non-Employee
                  Directors; and

         4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business, July 28, 1999, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting.

         EVEN THOUGH YOU MAY EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.



                                 GERSHON WELTMAN
                                    Secretary

July 29, 1999

                               PERCEPTRONICS, INC.
                               21010 Erwin Street
                        Woodland Hills, California 91367

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                               GENERAL INFORMATION

SOLICITATION, REVOCATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Perceptronics, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. on September 14, 1999, at the Company's offices located at 21010 Erwin Street, Woodland Hills, California, and at any and all adjournments thereof. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to stockholders on or about August 10, 1999.

         The accompanying proxy, if properly executed and returned, will be voted as specified by the stockholder or, if no vote is indicated, the proxy will be voted FOR the Board's nominees for director and FOR the approval of the two stock option plans. As to any other matter of business which may be brought before the Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but management does not know of any such other matter of business. A stockholder may revoke his proxy at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking the proxy.

         The costs of solicitation of proxies will be paid by the Company. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

RECORD DATE AND VOTING RIGHTS

         Only stockholders of record of the Company's Common Stock as of the close of business on July 28, 1999 will be entitled to vote at the Meeting. On July 28, 1999, there were outstanding 5,655,142 shares of Common Stock, which constituted all of the outstanding voting securities of the Company, each of which is entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at the Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders (other than the election of directors), but broker non-votes are not counted in determining whether a proposal has been approved. Abstentions and broker non-votes have no effect on the outcome of the election of directors.

         In the election of directors only, each stockholder has the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares he is entitled to vote, or to distribute his votes on the same principle among as many candidates as he sees fit. No stockholder is entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any stockholder has given notice at the meeting prior to the voting of such stockholder's intention to cumulate his votes. See "Stockholder Proposals." The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, will be elected directors.

         If voting for directors is conducted by cumulative voting, the persons named on the enclosed proxy will have discretionary authority to cumulate and distribute votes among the nominees with respect to which authority was not withheld or, if the proxy either was not marked or was marked for all nominees, among all nominees. In any case, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

         The six directors to be elected at the Annual Meeting will hold office until the next Annual Meeting of Stockholders and until the election of their respective successors. All proxies received by the Board of Directors will be voted for the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

      Set forth below is information concerning the nominees for director:

Name                                       Age            Principal Occupation                      Director Since
----                                       ---            --------------------                      --------------
Gershon Weltman, Ph.D.                     62       Chairman and Chief Executive                         1969
                                                    Officer

Steven P. Corda                            37       Assistant Director, New                              1998
                                                    Ventures, Hughes Electronics
                                                    Corporation

Amos Freedy, Ph.D.                         60       Management, American Medical                         1998
                                                    Laboratories, Ltd.

John Lyman, Ph.D.                          78       Professor Emeritus (retired),                        1969
                                                    UCLA

Robert Parker                              70       President, Flyer Group, Inc.                         1992

Stanley B. Schneider                       63       Partner, Gursey, Schneider and                       1972

                                       2

                                                    Co. LLP

         DR. GERSHON WELTMAN was a co-founder of the Company in 1969. He served as President from 1969 until 1982, when he became Chief Executive Officer and Chairman of the Board. Prior to that, Dr. Weltman was a member of the engineering faculty at the University of California, Los Angeles, where he taught human factors engineering and other courses, and an independent consultant to industry in the areas of human factors and biomedical engineering. At Perceptronics, in addition to his executive role, Dr. Weltman has served as scientific and/or technical director for a large number of R&D programs. His work has focused on developing innovative computer-based simulators for individual and team training. Dr. Weltman is currently serving his second two-year term on the U.S. Army Science Board, a group that advises the U.S. Army on scientific and technological issues. Dr. Weltman received a Ph.D. degree in engineering in 1962 from UCLA.

         MR. STEVEN P. CORDA has over 15 years experience in the telecommunications industry. Since 1996 he has been Assistant Director, New Ventures, at Hughes Electronics Corporation. His responsibilities include developing new business opportunities within the Hughes Electronics business units, focusing on the rapidly evolving global telecommunications landscape. Before joining Hughes, Mr. Corda was the General Manager, Satellite Systems and Services, for Binariang Sdn. Bhd., a multi-service telecommunications provider in Malaysia from 1995 to 1996. From 1994 to 1995, Mr. Corda managed international business development efforts at US WEST, Inc., the parent company of Binariang Sdn. Bhd. Before joining US WEST, Inc., Mr. Corda was a systems engineer at Hughes Aircraft Company from 1984 to 1994. Mr. Corda holds a BSEE degree from Michigan Technological University, an MSEE from the University of Southern California, and an MBA degree from UCLA.

         DR. AMOS FREEDY was a co-founder of Perceptronics in 1969 and served as a Director and executive officer of Perceptronics from 1969 through 1996, when he retired. He has been providing part-time management services to American Medical Laboratories, Ltd., of Tel Aviv, Israel, since 1997. While at Perceptronics, Dr. Freedy specialized in robotics and the practical applications of artificial intelligence technology, and was also the first director of Perceptronics' ongoing, successful R&D program in the area of High Level Architecture software for simulator networking. Dr. Freedy received a PhD in engineering in 1969 from UCLA.

         DR. JOHN LYMAN retired as a Professor Emeritus from UCLA in 1994 where he had been a Professor of Engineering and Applied Science and Professor of Psychology since 1951. From 1969 to 1997 Dr. Lyman served as a consultant on management and new program development to the Company. He is a founding member and past president of the Human Factors and Ergonomics Society and of the Biomedical Engineering Society. Dr. Lyman received a PhD in psychology in 1951 from UCLA.

         MR. ROBERT PARKER has been President and Chief Operating Officer of Flyer Group, Inc., a manufacturer of high-performance military scout vehicles, for the last three years, and President of Outstanding Futures, Inc., a consulting firm, since 1990. In 1990, Mr. Parker retired as Executive Vice President of LTV Aerospace and Defense Company, where he had served more than a dozen years in senior management capacities, including president of its missile division. As a recognized authority on research, science and engineering for the defense industry, Mr. Parker has served on the Defense Science Board since 1985. This advisory panel, appointed by the U.S. Secretary of Defense, provides independent scientific evaluations of advanced defense systems. Mr. Parker also serves on the Advisory Board of Directors for the Association of the U.S. Army, on the Land Warfare Committee, and as a director of the American Defense Preparedness Association. From 1973 to 1977, he was principal deputy director of defense research and engineering in the U.S. Department of Defense. Mr. Parker received an MS degree in 1956 from UCLA.

         MR. STANLEY B. SCHNEIDER is a Certified Public Accountant and has been a partner in the Los Angeles accounting firm of Gursey, Schneider and Co. LLP for more than five years. Mr. Schneider is also a director of Chicago Pizza & Brewery, Inc., Jerry's Famous Deli, Inc., The Autry Museum of Western Heritage and P.A.T.H. Mr. Schneider received a B.A. degree in 1958 from UCLA.

INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

         The Company's Board of Directors held four meetings during the fiscal year ended March 31, 1999. Amos Freedy did not attend one meeting. The Audit Committee is responsible for periodically reviewing the financial condition, and the results of audit examinations, of the Company with its independent accountants. Stanley Schneider serves on the Audit Committee and an additional member will be appointed to fill an existing vacancy. The Audit Committee did not meet during the last fiscal year. The members of the Compensation Committee are Steven P. Corda and John Lyman. The responsibilities of the Compensation Committee include reviewing and recommending to the Board the compensation, bonuses and employee benefits of senior management. The Compensation Committee did not meet during the last fiscal year. The Board also has a Stock Option Committee consisting of Amos Freedy, John Lyman and Robert Parker, which administers the Company's stock option plans and may approve stock option grants. The Stock Option Committee did not meet during the last fiscal year as the Board of Directors served in this capacity. The Company does not have a nominating committee.

DIRECTORS' COMPENSATION

         Directors are not paid cash fees for attending Board of Directors or committee meetings, but they are reimbursed their out-of-pocket expenses for attending such meetings.

         Under the Company's 1988 Directors' Stock Option Plan, on April 1 of each year, each non-employee director of the Company was automatically granted fully vested, 5-year stock options to purchase 2,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. Under this plan, each of Messrs. Lyman, Parker and Schneider was granted 2,000 options on April 1, 1998 at an exercise price of $0.52 per share. This plan terminated in July 1998. As a result, the Company's Board of Directors is seeking stockholder approval of the 1999 Stock Option Plan for Non-Employee Directors which is described below under the heading "Proposal Three - Approval of the 1999 Stock Option Plan for Non-Employee Directors." Since they will be eligible to receive automatic annual option grants under this new plan, each of Steven P. Corda, Amos Freedy,

John Lyman, Robert Parker and Stanley B. Schneider have an interest in the approval of the new plan.

                               EXECUTIVE OFFICERS

         The following information is provided with respect to the Company's current executive officers. Officers serve at the discretion of the Board of Directors.

         DR. GERSHON WELTMAN (age 63) has served as Chief Executive Officer and Chairman of the Board since 1982. See "Proposal One - Election of Directors."

         MR. THOMAS J. LUBACZEWSKI (age 52) is Senior Vice President, Training Systems and Chief Operating Officer with specific responsibility for training system programs at the Company. He was appointed Chief Operating Officer in January 1997. Prior to joining the Company in 1986, Mr. Lubaczewski served as a Lieutenant Colonel in the U.S. Army, where he directed development and use of command training simulations in the Army's simulation center in Ft. Leavenworth, Kansas.

         DR. RICHARD E. VESTEWIG (age 52) joined the Company in 1987 and has served as Senior Vice President, Software Systems since 1996. He is responsible for the management of software systems, including ongoing work on interactive simulation protocols and HLA/R.I. prototype application development, and knowledge-based process management software. Prior to joining the Company, he was employed at Honeywell Systems and Research
Center, where he led development of voice recognition and CGI programs. He holds a Ph.D. from the University of Michigan and a B.A. from Yale University.

         MR. ROBERT E. ANDERSON (age 58) was appointed Senior Vice President Finance and Chief Financial Officer in August 1997. During the preceding year, Mr. Anderson worked for the Company in a financial consulting capacity. Mr. Anderson previously served as a consultant to Parnelli Jones Inc. from January 1996 to August 1996 and as Director of Finance for Whittaker Corporation from May 1993 to September 1995. From 1984 to 1992, Mr. Anderson served as Director of Finance for TransTechnology Corporation. He is a CPA and holds an MBA degree from Pepperdine University.

              PROPOSAL TWO - APPROVAL OF THE 1999 STOCK OPTION PLAN

         The Board of Directors believes that it is in the best interests of the Company and its stockholders to provide incentive for the encouragement of the highest level of performance by selected employees, consultants and advisors of the Company by enabling these persons to acquire a proprietary interest in the Company. Accordingly, on June 29, 1999, the Board of Directors adopted, subject to stockholder approval, the 1999 Stock Option
Plan (the "Plan") pursuant to which up to 500,000 shares of Common Stock may be issued upon the exercise of stock options granted to eligible participants.

         Currently, the only option plan under which the Company may grant options is the 1992 Stock Option Plan. At June 30, 1999, there were 250,900 options outstanding under the 1992 plan and 13,000 shares available for future option grants under this plan. The Company also has outstanding a total of 61,800 options previously granted under other option plans, including 24,000 outstanding options granted under the 1988 Directors' Stock Option Plan for non-employee directors. Due to the limited number of shares available for option grants under the 1992 plan, the Board of Directors decided to adopt the 1999 plan so that the Company would be able to continue to grant options as a means of attracting, retaining and motivating employees, consultants and advisors. The Board of Directors has also adopted, and is seeking stockholder approval of, a new plan which provides for automatic option grants to non-employee directors, as discussed under "Proposal Three - Approval of the 1999 Stock Option Plan for Non-Employee Directors."

           The following summary of the principal provisions of the 1999 plan is subject to the full text thereof. A copy of the 1999 plan may be obtained from the Company by any stockholder upon written request.

GENERAL NATURE AND PURPOSE OF THE PLAN

         The underlying objective of the 1999 plan is to further the interests of the Company by strengthening the desire of employees and consultants to continue their employment with the Company and by inducing individuals to become employees, consultants or advisors of the Company through the grant of options. Options issued under the 1999 plan may be either incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the "Code"), or non-qualified stock options.

SECURITIES SUBJECT TO THE PLAN

         The 1999 plan authorizes the issuance of up to 500,000 shares of the Company's Common Stock, which represents approximately 9% of the shares outstanding on June 30, 1999. In the event of any change in the number of outstanding shares of Common Stock by reason of reorganization, merger, recapitalization, reclassification, stock dividend, stock split, exchange or combination of shares or other similar transactions, appropriate and proportionate adjustment will be made in the number of shares subject to outstanding options and the exercise price thereof.

ADMINISTRATION

         The 1999 plan may be administered either by a committee consisting of at least two directors appointed by the Board of Directors or by the Board of Directors. If a committee is appointed, the Board of Directors, instead of that committee, may at any time take any action permitted to be taken by such committee under the Plan. As used herein, the term "Committee" refers to the body, whether a committee or the Board of Directors, which is at the time administering the Plan. The Stock Option Committee of the Board of Directors consists of Amos Freedy, John Lyman and Robert Parker, all of whom will be eligible for automatic annual option grants under the 1999 Stock Option Plan for Non-Employee Directors, which is also being submitted for stockholder approval at this Annual Meeting. The Committee has full authority, subject to the provisions of the 1999 plan, to grant options, to designate the recipients and determine the terms of the options, to establish rules and regulations which it deems appropriate for the proper administration of the plan, and to interpret and make determinations under the plan. Members of the Committee serve at the discretion of the Board.

ELIGIBILITY

         Options may be granted to persons who are employees, consultants or advisors of the Company or any subsidiary or parent company of the Company. In addition, non-employee directors of the Company may receive options under the 1999 plan only if they are not otherwise eligible to participate in any Company stock option plan that is available only to non-employee directors of the Company. Therefore, if the 1999 Stock Option Plan for Non- Employee Directors is not approved by the stockholders, non-employee directors will be eligible for option grants under the 1999 plan. Incentive options may be granted only to employees of the Company or any subsidiary or parent of the Company.

         At June 30, 1999, the Company had 20 employees and two consultants who were eligible to receive options under the plan. At June 30, 1999, executive officers as a group (four persons) held options to purchase 164,500 shares, and all employees as a group (other than executive officers) held options to purchase 124,200 shares of Common Stock under all of the Company's option plans.

         For information concerning stock options previously granted to certain executive officers and directors of the Company under the Company's other plans, see "Executive Compensation" and "Proposal One - Election of Directors -Directors' Compensation."

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the 1999 plan expire on such date as is determined by the Committee, unless earlier terminated as provided in the plan, but in no event later than ten years after the grant date (five years with respect to incentive options granted to an optionee who owns, or would be considered to own by reason of Section 424(d) of the Code, more than 10% of the outstanding Common Stock of the Company or any subsidiary on the grant date).

         Options are exercisable in installments as determined by the Committee, except that options must vest at a rate of at least 20% per year beginning one year after the grant date. The exercise price for options is determined by the Committee at the time of grant, subject to the following:
(1) the exercise price of an incentive option may not be less than 100% of the fair market value of the Common Stock on the grant date (110% of the fair market value in the case of incentive options granted to a person who on the grant date owns or is considered to own more than 10% of the outstanding Common Stock); and (2) the exercise price of a non-qualified option may not be less than 85% of the fair market value of the Common Stock on the grant date. On July 23, 1999, the closing price of the Company's Common Stock on the OTC Bulletin Board was $0.9375 per share.

         If the aggregate fair market value (determined at the time each incentive option is granted) of Common Stock for which all incentive options held by an optionee (whether granted under the 1999 plan or any other plan of the Company) are exercisable for the first time during any calendar year exceeds $100,000, the amount of such excess will be treated as a non-qualified option.

         The exercise price of an option is payable in cash or, with the approval of the Committee, in shares of the Company's Common Stock that have been owned by the optionee for at least six months, by full recourse promissory note secured by the shares purchased, by cancellation of indebtedness of the Company to the optionee, by waiver of compensation due or accrued for services rendered, or through a same day sale arranged through a broker.

         If an optionee ceases to be employed or retained by the Company for any reason other than death or permanent disability, options will expire on the earlier of three months from the date of such termination or expiration of the term of the option. During the period between the optionee's termination and expiration of the option, the option may only be exercised to the extent that it was exercisable on the date of such termination. Upon the death or permanent disability of an optionee while an employee, director, consultant or advisor, options will expire on the earlier of one year from the date of death or permanent disability or the expiration of the term of the option, and can be exercised only to the extent that the options could have been exercised on the date of death or permanent disability.

TRANSFERABILITY OF AWARDS

         Options granted under the 1999 plan are not transferable or assignable other than by will or by the laws of descent and distribution.

DURATION AND MODIFICATION OF THE PLAN AND OPTIONS

         The 1999 plan will remain in effect until all shares covered by options granted under the plan have been purchased or all rights to acquire the shares have lapsed. No options may be granted under the plan after June 28, 2009, although the Board of Directors may terminate the granting of options under the plan at an earlier date or may amend or otherwise modify the plan. Except for adjustments made necessary by changes in the Company's Common Stock, the Board of Directors may not, without stockholder approval, increase the total number of shares to be offered under the plan or materially modify the eligible class of participants in the plan.

         The Committee may modify or amend the terms of outstanding options, including to change or accelerate the vesting of an options or to change the exercise price of an option, with the consent of the participant.

         In the event of the liquidation or dissolution of the Company, or upon any reorganization, merger or consolidation in which the Company is not the survivor, or upon the sale (by merger or otherwise) of substantially all of the assets of the Company or of more than 80% of the then outstanding stock of the Company to another corporation or entity, unless the options are assumed or equivalent options are substituted by the surviving or acquiring company, all outstanding options will become fully exercisable during the 30 days preceding the effective date of such event and will terminate on the effective date of such event.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is only a summary of certain significant United States federal income tax consequences of the 1999 plan based on currently applicable provisions of the Code and the regulations promulgated thereon.

         GRANT OF STOCK OPTIONS. The grant of an incentive option or a non-qualified option under the 1999 plan is not a taxable event to the optionee.

         EXERCISE OF NON-QUALIFIED STOCK OPTIONS. An optionee will recognize ordinary income for federal income tax purposes on the date a non-qualified option is exercised. The amount of income recognized is equal to the excess of the fair market value of the shares acquired on the date of exercise over the purchase price of such shares. The optionee's tax basis in the shares acquired upon the exercise of a non-qualified option is equal to the fair market value of such shares on the exercise date. The optionee will recognize capital gain or loss upon a sale or exchange of the option shares to the extent of any difference between the amount realized and the optionee's tax basis in the shares.

         EXERCISE OF INCENTIVE STOCK OPTIONS. An optionee will not recognize income upon the exercise of an incentive option. However, the "spread" between the fair market value of the shares at the time of exercise and the exercise price is includible in the calculation of alternative minimum taxable income for purposes of the alternative minimum tax.

         If the optionee does not dispose of the shares received upon exercise of the option within both the two-year period after the incentive option was granted and the one-year period after the exercise of the incentive option (the "ISO holding periods"), the optionee will recognize capital gain or loss when he disposes of the shares. Such gain or loss will be measured by the difference between the exercise price and the amount received for the shares at the time of disposition.

         If the shares acquired upon exercise of an incentive option are disposed of before the end of the ISO holding periods, the disposition is a "disqualifying disposition" which results in the optionee recognizing ordinary income in an amount generally equal to the lesser of (1) the excess of the value of the shares on the option exercise date over the exercise price or (2) the excess of the amount received upon disposition of the shares over the exercise price. Any excess of the amount received upon disposition of the shares over the value of the shares on the exercise date will be taxed to the optionee as capital gain.

         COMPANY DEDUCTIONS. The Company (or its subsidiary) generally is entitled to a deduction for federal income tax purposes at the same time and in the same amount that the participant recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. Deductions may be limited by Section 162(m) of the Code with respect to options granted to certain executive officers if the options do not qualify as "performance-based compensation" under that section. Neither the Company nor any subsidiary is entitled to a deduction with respect to payments that constitute "excess parachute payments" pursuant to Section 280G of the Code and that do not qualify as reasonable compensation pursuant to that section. Such payments also subject the recipients to a 20% excise tax.

ACCOUNTING TREATMENT

         Option grants to employees and directors with an exercise price less than the fair market value of the common stock on the grant date will result in compensation expense to the Company in an amount equal to the excess of the fair market value of the shares on the grant date over the exercise price. This charge will generally be expensed by the Company over the vesting period of the option. Option grants with exercise prices not less than fair market value on the grant date will not result in any direct charge to the Company's earnings. However, the fair value of these options is required to be disclosed in the notes to the Company's financial statements and the Company must also disclose, on a proforma basis, the impact that those options would have on the Company's reported earnings with the value of the options at the time of grant treated as a compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully diluted basis.

         The Financial Accounting Standards Board recently issued an exposure draft of a proposed interpretation of APB Opinion 25, "Accounting for Stock Issued to Employees." Under the proposed interpretation, option grants made to non-employee directors after December 15, 1998 will result in a direct charge to the Company's reporting earnings based on the value of the option measured initially as of the grant date and subsequently on the vesting date of each installment of the option. Accordingly, this charge will include the appreciation and the value of the option shares, if any, over the period between the grant date and the vesting date of the option. This accounting treatment is the same as is currently applied to option grants to independent consultants. Stock options to be granted under the 1999 Stock Option Plan for Non-Employee Directors will be fully vested on the grant date, resulting in a valuation and an earnings charge on the grant date only.

VOTE REQUIRED

         The affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on this proposal is necessary for the approval of the 1999 plan. Abstentions are counted in the tabulation of votes entitled to be cast and therefore have the effect of a vote against the proposal, whereas broker non-votes are not counted and have no effect on the vote.

         The Board of Directors recommends that the stockholders vote FOR approval of the 1999 plan.

             PROPOSAL THREE - APPROVAL OF THE 1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

BACKGROUND

         Since 1988, the Company has provided for automatic annual option grants to non-employee directors in lieu of cash directors fees. These options were granted under the 1988 Directors' Stock Option Plan which expired in July 1998. As a result, the Board of Directors is seeking stockholder approval of the 1999 Stock Option Plan for Non-Employee Directors so that the Company may continue to compensate and incentivize non-employee directors and align their interests with the interests of the Company's stockholders through the grant of stock options. The 1988 Directors' Stock Option Plan is described under "Proposal One - Election of Directors - Directors' Compensation." Because that plan expired in July 1998, non-employee directors have not received option grants since April 1, 1998.

TERMS OF THE PLAN

         The following summary of the principal provisions of the proposed plan is subject to the full text thereof. A copy of this plan may be obtained from the Company by any stockholder upon written request.

         The purpose of the 1999 Stock Option Plan for Non-Employee Directors is to assist the Company in attracting, motivating and retaining qualified non-employee directors by enabling them to acquire a proprietary interest in the Company through the grant of stock options. This plan authorizes the issuance of up to 250,000 shares of Common Stock over a ten year period. In the event of any change in the number of outstanding shares of Common Stock by reason of reorganization, merger, recapitalization, reclassification, stock dividend, stock split, exchange or combination of shares or other similar transactions, appropriate and proportionate adjustment will be made in the number of shares subject to the plan and subject to outstanding options and the exercise price thereof.

         Only non-employee directors of the Company are eligible to participate in this plan. On the date the plan is first approved by the Company's stockholders and on April 1 of each year thereafter, each non-employee director of the Company who was a non-employee director for the entire immediately preceding year will automatically be granted an option to purchase 12,500 shares of Common Stock. Any director who was not a non-employee director for the entire immediately preceding year will be granted options for a pro rata number of shares based on the number of months that person was a non-employee director during the preceding year. The exercise price of the options will be equal to 100% of the fair market value of the Common Stock on the date of grant. The options will be 100% vested on the grant date. Payment of the exercise price may be made in cash or by surrender of shares of Common Stock of Perceptronics which have been owned by the director for at least six months. Options are not transferrable or assignable other than by will or by the laws of descent and distribution.

         If the plan is approved by the stockholders, on the date of the Annual Meeting of Stockholders each of Steven P. Corda, Amos Freedy, John Lyman, Robert Parker and Stanley B. Schneider will receive options for 12,500 shares at an exercise price equal to the fair market value of Common Stock on that day. On July 23, 1999, the closing price of the

Common Stock on the OTC Bulletin Board was $0.9375 per share. If this plan is not approved by the stockholders, non-employee directors will be eligible to receive option grants under the 1999 Stock Option Plan which is described above under "Proposal Two - Approval of the 1999 Stock Option Plan."

         Options granted under this plan will expire on the first to occur of:

         -        five years from the date granted;

         - the effective date of the dissolution or liquidation of the Company, or any reorganization, merger or consolidation with one or more corporations or entities as a result of which the Company is not the surviving corporation, the sale of all or substantially all of the assets of the Company or the sale (by merger or otherwise) of more than 80% of the then outstanding Common Stock;

         - three months after the optionee ceases to be a director of the Company for any reason other than death or termination for cause as described below;

         - one-year after the optionee's death while serving as a director or within three months of having served as a director; and

         - the date the optionee's directorship is terminated due to an act of fraud or intentional misrepresentation, or embezzlement, misappropriation or conversion of assets or opportunities of the Company.

         The plan may be amended or terminated at any time by the Board of Directors, except that the stockholders must approve any amendment that would increase the number of shares which may be issued under the plan or materially modify the requirements as to eligibility for participation in the plan. No options may be granted under the plan after ten years from the date it is approved by the stockholders.

         Options granted under the plan will be treated as "non-qualified stock options" for federal income tax purposes. The federal income tax consequences and accounting treatment applicable to options granted under the plan are described under the headings "Proposal Two Approval of the 1999 Stock Option Plan - Federal Income Tax Consequences; - Accounting Treatment."

VOTE REQUIRED

         The affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote on this proposal is necessary for approval of the 1999 Stock Option Plan for Non-Employee Directors. Abstentions are counted in the tabulation of votes entitled to be cast and therefore have the effect of a vote against their proposal, whereas broker non-votes are not counted and have no effect on the vote. Stockholder approval of the plan will have the effect of exempting the grant and exercise of options under the plan, and the surrender of shares in payment for the exercise price of options, from Section 16 of the Securities Exchange Act of 1934.

         The Board of Directors recommends that the stockholders vote FOR approval of the plan.

                             EXECUTIVE COMPENSATION

         The following tables provide information concerning the compensation of the Chief Executive Officer and each other executive officer whose total salary and bonus exceeded $100,000 in the fiscal year ended March 31, 1999 (the "Named Officers").

SUMMARY COMPENSATION TABLE

                                                                               Long-term
                                                  Annual Compensation         Compensation
                                                  -------------------         ------------
                                                                               Securities
Name and                           Fiscal                                      Underlying         All Other
Principal Position                  Year         Salary(1)         Bonus       Options (#)      Compensation(2)
---------------------------         ----         ---------         -----      ------------     ---------------
Dr. Gershon Weltman,                1999          $179,563         $-0-           -0-              $17,433
Chief Executive Officer             1998           162,741          -0-          45,000             17,433
                                    1997           108,537          -0-           -0-               17,433

Thomas J. Lubaczewski,              1999           123,385       10,000           -0-                -0-
Senior Vice President               1998           125,298       10,000          20,000              -0-
Chief Operating Officer             1997           107,494          -0-           -0-                -0-

Richard E. Vestewig,                1999           100,272          -0-          15,000              -0-
Senior Vice President               1998           101,826          -0-           -0-                -0-
                                    1997            91,464          -0-           -0-                -0-

Robert E. Anderson,                 1999           101,200                        -0-                -0-
Senior Vice President               1998         90,480(3)          -0-          53,500              -0-
Chief Financial Officer

----------
(1) Includes amounts deferred under to the Company's 401(K) Plan and payments for vacation in lieu of time off.

(2) Represents premiums for life and disability insurance for the benefit of Dr. Weltman.

(3) Mr. Anderson became an executive officer in August 1997 and served as a consultant to the Company prior thereto.

FISCAL YEAR 1999 OPTION GRANTS

                                                                   % of Total
                                    Number of Securities         Options Granted        Exercise
                                     Underlying Options          to Employees in       Price Per         Expiration
        Name                            Granted (1)                Fiscal Year         Share (2)            Date
-----------------------                -------------              -------------        ---------           -----
Dr. Gershon Weltman                         -0-                        ---                ---                ---
Thomas J. Lubaczewski                       -0-                        ---                ---                ---
Richard E. Vestewig                        15,000                      38%               $0.485             8/03
Robert E. Anderson                          -0-                        ---                ---                ---

----------
(1) The options are fully vested and are subject to earlier termination in the event of termination of employment, death and certain corporate events as described under "Option Exercises and Fiscal Year-End Option Values."

(2)      Fair market value of the Common Stock on the grant date.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                      Number of Securities
                                       Shares                         Underlying Unexercised            Value of Unexercised
                                    Acquired on       Value               Options Held at               In-the-Money Options
        Name                          Exercise     Realized(1)            Fiscal Year-End               at Fiscal Year-End(2)
---------------------               -----------    ----------     ----------------------------     -----------------------------
                                                                  Exercisable    Unexercisable     Exercisable     Unexercisable
                                                                  -----------    -------------     -----------     -------------
Dr. Gershon Weltman                     1,000       $   344          54,000            3,000         $13,653            $1,804

Thomas J. Lubaczewski                   5,000         1,719          18,000            3,000           4,669             1,804
                                        5,000         2,156
                                        2,000         1,203

Richard E. Vestewig                     4,000         1,705          30,000            3,000           7,556             1,804
                                        2,000           953
                                        1,000           864

Robert E. Anderson                        -0-            --          51,400            2,100          16,404             1,263

----------
(1) Represents the difference between the aggregate market value on the date of exercise and the aggregate exercise price in accordance with SEC rules. The actual value which may be realized depends on the amount by which the sales price of the shares exceeds the exercise price.

(2) Represents the difference between the aggregate market value on March 31, 1999 ($.78125 per share) and the aggregate exercise price of options with an exercise price of less than $.78125 per share.


         Under the terms of the Company's stock option plans, the Stock Option Committee may modify the terms of outstanding options, including the exercise price and vesting schedule. In the event of the dissolution or liquidation of the Company, or any reorganization, merger or consolidation in which the Company is not the surviving corporation, or the sale of substantially all of the Company's assets or of more than 80% of its outstanding stock to another corporation or entity, all outstanding options will become fully exercisable 30 days prior to the effective date of any such transaction unless the options are assumed by the surviving or successor corporation.

EMPLOYMENT AGREEMENTS

         Dr. Gershon Weltman is employed pursuant to an employment agreement with the Company which automatically renews for one-year periods unless notice is given by either party at least thirty days prior to August 1 of each year. The agreement provided for a minimum annual base salary of $168,000, which is adjusted annually for increases in the Consumer Price Index for Los Angeles. In the event Dr. Weltman becomes permanently disabled during the term of the agreement, he will be entitled to a minimum monthly disability benefit of approximately $8,000. If Dr. Weltman dies during the term of the agreement, the Company will receive a payment of $500,000 and his beneficiary will receive a payment of $750,000. The Company is funding the disability and death benefits payable to Dr. Weltman with insurance policies. Dr. Weltman has the right to terminate his employment in the event of a change in control (as defined in the agreement) of the Company if he determines in his sole discretion that such change would impair his ability to effectively discharge his duties or if his position is down-graded. If Dr. Weltman terminates his employment because of such a change of control, he will be entitled to receive in each of the three years following termination of employment an amount equal to 60%, 50% and 40%, respectively, of his base annual salary plus bonus, if any, for the year immediately preceding such termination payable in 36 monthly installments. During the term of his employment and during any period in which he receives severance benefits, Dr. Weltman may not directly or indirectly engage or participate in any business that is in competition with the Company.

         Thomas Lubaczewski is employed in the capacity of Senior Vice President and Chief Operating Officer pursuant to a three-year employment agreement dated January 1, 1997, which provides for a minimum base salary of $124,800 and a minimum $20,000 annual bonus that is contingent upon the Company achieving certain profit levels. The agreement provides for annual stock option grants based on the Company's profitability. If his employment is terminated by the Company for reasons other than death, disability, criminal misconduct or gross neglect of duties, Mr. Lubaczewski is entitled to receive severance payments over twelve months based on an amount equal to 50%, 75% or 100% of his compensation for the preceding fiscal year, should the termination occur in the first year, second year or third year, respectively, of the agreement term.

                              CERTAIN TRANSACTIONS

         In July 1998, Eagle Capital, Ltd., a limited partnership, purchased for $200,000 cash, 444,444 shares of Common Stock and warrants exercisable for 300,000 shares of Common Stock. The warrants were exercisable for 100,000 shares at $0.75 per share until July 10, 1999, for 100,000 shares at $1.00 per share until January 10, 1999, and for 100,000 shares at $1.50 per share until January 10, 2000. In October 1998, the Company and Eagle Capital, Ltd. amended the warrant agreement to increase the number of shares of Common Stock that could be purchased from 300,000 shares to 444,444 shares, to change the purchase price for all shares to $0.70 per share, and to provide for an expiration date of June 18, 2003.

         In June 1998, TWG, Inc. subscribed to purchase for $125,000 cash, payable in installments, 312,500 shares of Common Stock and warrants exercisable for 312,500 shares. TWG paid $80,000 of this subscription, resulting in the purchase of 200,000 shares and warrants for 200,000 shares. The warrants have a five-year term and are exercisable for $.75 per share. The unpaid subscription has been cancelled.

         Instead of paying the exercise price in cash, all of the foregoing warrants may be exercised for the net number of shares issuable on the basis that a portion of the shares having a fair market value equal to the exercise price are delivered in payment of the exercise price. The Company has also granted the warrantholders the right to include their shares of Common Stock in certain registration statements filed by the Company under the Securities Act of 1933. See "Ownership of Common Stock."

                            OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information as of June 30, 1999, with respect to ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially 5% or more of the Common Stock, (ii) each Named Officer, (iii) each director of the Company and
(iv) all executive officers and directors of the Company as a group.

                                                           Shares Beneficially       Percentage
          Name*                                                    Owned             Ownership
-------------------------------------                     ---------------------      ---------
Dr. Gershon Weltman                                             303,181 (1)             5.3%
21010 Erwin Street
Woodland Hills, CA  91367

Dr. Amos Freedy                                                 282,919 (2)             4.9%
3A Kashani Street
Tel Aviv, Israel

Steven P. Corda                                                         -0-              **

Dr. John Lyman                                                  196,911 (3)             3.5%

Stanley B. Schneider                                            137,111 (4)             2.4%

Robert Parker                                                    10,500 (5)              **

Thomas J. Lubaczewski                                            60,000 (6)             1.1%

Dr. Richard E. Vestewig                                          37,000 (7)              **

Robert E. Anderson                                               51,400 (8)              **

All Executive Officers and Directors                          1,078,969 (9)             18.3%
as a Group (9 persons)

Winston Mar                                                    539,286 (10)             9.1%
TWG, Inc.
5631 Leeds Street
Southgate, CA  90280

Eagle Capital, Ltd.                                            888,888 (11)             14.6%
3836 North Keeler Street
Suite 200
Chicago, Illinois 60641

----------
*        Includes addresses of 5% or more stockholders
**       Less than 1%

(1) Includes 54,000 shares subject to options which are exercisable within 60 days and 1,670 shares held in the Company's 401(k) Plan over which Dr. Weltman, as trustee, has voting power.

(2) Includes 155,521 shares of Common Stock and warrants to purchase 55,556 shares of Common Stock held by the Freedy Family Trust, of which Mr. Freedy is a trustor and beneficiary; 59,842 shares held for the benefit of minor children; and 12,000 shares subject to options which are exercisable within 60 days.

(3) Includes 8,000 shares subject to options which are exercisable within 60 days.

(4) Includes 8,000 shares subject to options which are exercisable within 60 days.

(5) Includes 10,500 shares subject to options which are exercisable within 60 days.

(6) Includes 18,000 shares subject to options which are exercisable within 60 days.

(7) Includes 30,000 shares subject to options which are exercisable within 60 days.

(8) Includes 51,400 shares subject to options which are exercisable within 60 days.

(9)      Includes the shares described in Notes (1) through (8).

(10) Includes 282,143 shares subject to exercisable warrants. TWG, Inc., the record owner of the shares, is controlled by Winston Mar.

(11) Includes 444,444 shares subject to exercisable warrants. Eagle Capital, Ltd. is a limited partnership of which Michael P. Traba and Christine
         M. Traba, husband and wife, are general partners.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and holders that own more than 10% of Perceptronics stock to file reports regarding their ownership and changes in ownership of Perceptronics equity securities. Based on its review of these reports and written statements from executive officers and directors, Perceptronics is aware of the following filing deficiencies; Amos Freedy, Michael Laney (a former director), Eagle Capital, Ltd., Michael P. Traba, Christine M. Traba and Daniel J. Mack as custodian for Andrew M. Traba each filed a late Form 3; Thomas J. Lubaczewski, Richard E. Vestewig, Eagle Capital, Ltd., Michael P. Traba, Christine M. Traba and Daniel J. Mack as custodian for Andrew M. Traba each filed a Form 4 late, each with respect to one transaction; and TWG, Inc. did not file a Form 3 upon subscribing to purchase shares and warrants, which purchases, if completed ,would have made it a holder of more than 10% of the outstanding Common Stock at that time. TWG, Inc. did not complete the purchases and does not beneficially own more than 10% of the outstanding Common Stock at June 30, 1999. See "Certain Transactions."

                             AUDITORS OF THE COMPANY

         The Company's independent certified public accountants for the fiscal year ended March 31, 1999 were Beckman Kirkland & Whitney, which firm the Company intends to appoint for the current fiscal year. A representative of Beckman Kirkland & Whitney is expected to be present at the Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

         Any stockholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the Annual Meeting of Stockholders to be held in 2000 must submit such proposal so that it is received by the Company no later than April 13, 2000, and such proposal must otherwise comply with the Company's Bylaws and Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

         Pursuant to the Company's Bylaws, no business proposal will be considered properly brought before an Annual Meeting by a stockholder, and no nomination for the election of directors will be considered properly made at an Annual Meeting by a stockholder, unless advance notice thereof and certain information is provided to the Company in accordance with the Bylaws by June 14, 2000. If a stockholder submits a proposal at the Annual Meeting of Stockholders to be held in 2000 other than in accordance with Rule 14a-8 and does not provide notice of such proposal to the Company by June 14, 2000, the holders of any proxy solicited by the Company's Board of Directors for use at such meeting will have discretionary authority to vote with respect to any proposal as to which timely notice is not given.

                             DISCRETIONARY AUTHORITY

         While the Notice of Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. The enclosed proxy gives discretionary authority, however, in the event any additional matters should be properly presented.



                                          GERSHON WELTMAN
                                             Secretary

July 29, 1999

                              PERCEPTRONICS, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 14, 1999

    KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints DR. GERSHON WELTMAN and THOMAS LUBACZEWSKI, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the common shares of PERCEPTRONICS, INC. held of record by the undersigned on July 28, 1999, at the Annual Meeting of Stockholders to be held on September 14, 1999, or any adjournment thereof, as indicated below and, in their discretion, on other matters which properly come before the meeting.

(1)  ELECTION OF DIRECTORS:
     / / FOR all nominees listed below (except  / / WITHHOLD AUTHORITY to vote for all nominees listed
as                                                  below
        indicated to the contrary below)

 Dr. Gershon Weltman, Steven P. Corda, Dr. Amos Freedy, Dr. John Lyman, Robert
                          Parker, Stanley B. Schneider

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

    (2) To approve the 1999 Stock Option Plan.

        FOR  / /            AGAINST  / /            ABSTAIN  / /

    (3) To approve the 1999 Stock Option Plan for Non-Employee Directors.

        FOR  / /            AGAINST  / /            ABSTAIN  / /

    (4) IN THEIR DISCRETION, ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PERCEPTRONICS, INC. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED WITH AUTHORITY FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS (2) AND (3).

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                         (CONTINUED FROM REVERSE SIDE)

    YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                                                    IMPORTANT: Please sign
                                                    exactly as your name or
                                                    names appear on the share
                                                    certificates, and when
                                                    signing as an attorney,
                                                    executor, administrator,
                                                    trustee or guardian, give
                                                    your full title as such. If
                                                    the signatory is a
                                                    corporation, sign the full
                                                    corporate name by duly
                                                    authorized officer, or if a
                                                    partnership, sign in
                                                    partnership name by
                                                    authorized person.
                                                    Date: ________________, 1999
                                                    ____________________________
                                                             Signature
                                                    ____________________________
                                                             Signature

                               PERCEPTRONICS, INC.

                             1999 STOCK OPTION PLAN


1.     PURPOSE

       The purpose of the Perceptronics, Inc. 1999 Stock Option Plan (the "Plan") is to further the interests of Perceptronics, Inc. (the "Company") and its Subsidiaries by strengthening the desire of Employees to continue their relationship with the Company and its Subsidiaries and by inducing individuals to become Employees of the Company and its Subsidiaries through stock options to be granted hereunder. Options granted under the Plan are either options intending to qualify as "incentive stock options" within the meaning of Section 422 of the Code or non-qualified stock options.

2.     DEFINITIONS

       Whenever used herein the following terms shall have the following meanings, respectively:

       (a)    "Board" shall mean the Board of Directors of the Company.

       (b)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

       (c) "Committee" shall mean a Committee of at least two directors appointed by the Board, or if no such committee has been appointed reference to "Committee" shall be deemed to refer to the Board.

       (d) "Common Stock" shall mean the Company's Common Stock as described in the Company's Certificate of Incorporation, as amended from time to time.

       (e)    "Company" shall mean Perceptronics, Inc., a Delaware corporation.

       (f) "Employee" shall mean in connection with Non-Qualified Options, any officer, employee, consultant or advisor of the Company or any Subsidiary or Parent Corporation of the Company, and any director of the Company who is not an employee of the Company or any Subsidiary or Parent Corporation of the Company and which director is not otherwise eligible to participate in any Company stock options plan available only to non-employee directors of the Company, it being understood that the Committee may in its discretion also grant Options to induce individuals to become and remain as Employees and that such persons, for purposes of receiving Non-Qualified Options hereunder, shall be deemed "Employees." In connection with Incentive Options under this Plan, the term Employee shall mean any individual who is employed, within the meaning of
Section 3401 of the Code, by the Company or any Subsidiary or Parent Corporation of the Company.

       (g) "Fair Market Value Per Share" of the Company's Common Stock shall mean if the Company's Common Stock is publicly traded the mean between the highest and lowest quoted selling prices of the Common Stock on the date of the grant of the Option or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on the date of the grant of the Option. In any situation not covered above or if there were no sales on the date of the grant of an Option, the Fair Market Value Per Share shall be determined by the Committee in good faith based on uniform principles consistently applied.

       (h) "Incentive Option" shall mean an Option granted under the Plan which is designated as and qualifies as an incentive stock option within the meaning of Section 422 of the Code.

       (i) "Non-Qualified Option" shall mean an Option granted under the Plan which is designated as a non-qualified stock option or which does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

       (j) "Option" shall mean an Incentive Option or a Non-Qualified Option. Each Option shall be evidenced by a written agreement executed by the Company which shall set forth the terms and conditions of such Option.

       (k) "Optionee" shall mean any Employee who has been granted an Option under the Plan.

       (l) "Parent Corporation" shall have the meaning set forth in Section 424(e) of the Code.

       (m) "Permanent Disability" shall mean termination of employment with the Company or any Subsidiary or Parent Corporation of the Company with the consent of the Company or such Subsidiary by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

       (n) "Plan" shall mean the Perceptronics, Inc. 1999 Stock Option Plan, as from time to time amended.

       (o) "Subsidiary", in the case of Incentive Options, shall have the meaning set forth in Section 424(f) of the Code (generally, 50% or more owned subsidiaries), and in the case of Non-Qualified Options, shall have the meaning of "subsidiary" in Rule 405 of Regulation C under the Securities Act of 1933, as amended (generally, a controlled affiliate).

3.     ADMINISTRATION

(a) The Plan shall be administered either by the Board or, in the discretion of the Board, by a Committee; provided, however, that if a Committee has been appointed by the Board, the Board may in its discretion, take any action permitted to be taken by the Committee with respect to grants or other actions under the Plan. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies.

       (b) Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by unanimous written consent of its members.

       (c) Subject to the provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan, to define the terms used herein, to determine the Optionees, the time or times an Option may be exercised and the number of shares which may be exercised at any one time, to determine the other terms and conditions of Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's authority shall include, without limitation, the right, in its discretion, to accelerate the exercisability of Options or reprice or exchange Options with the consent of the Optionee. All determinations and interpretations made by the Committee shall be conclusive and binding on all Employees and on their guardians, legal representatives and beneficiaries.

       (d) The Company will indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct and/or criminal acts of such persons.

4.     NUMBER OF SHARES SUBJECT TO PLAN

       The stock to be offered under the Plan shall consist of up to 500,000 shares of the Company's Common Stock. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

5.     ELIGIBILITY AND PARTICIPATION

       (a) The Committee shall determine the Employees to whom Options shall be granted, the time or times at which such Options shall be granted and the number of shares to be subject to each Option. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine. An Employee may be granted Incentive Options or Non-Qualified Options or both under the Plan.

       (b) In no event shall the aggregate fair market value (determined as of the time an Incentive Option is granted) of shares subject to Incentive Options held by an Optionee (granted under the Plan or under any other plan of the Company) that first become exercisable in any calendar year exceed $100,000. The portion of any purported Incentive Option which exceeds such limitation shall be deemed to be a Non-Qualified Option.

6.     PURCHASE PRICE

       The purchase price of each share covered by an Option shall be determined by the Committee on the date of grant; provided, however, that (i) the purchase price of each share covered by a Non-Qualified Option shall not be less than 85% of the Fair Market Value of the Common Stock on the date of grant and (ii) the purchase price of each share covered by an Incentive Option shall not be less than 100% of the Fair Market Value Per Share of the Common Stock on the date of grant; and provided, further, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation of the Company, the purchase price of the shares covered by such Incentive Option shall not be less than 110% of the Fair Market Value Per Share of the Common Stock on the date the Incentive Option is granted.

7.     DURATION OF OPTIONS

       The expiration date of an Option shall not exceed 10 years from the date on which the Option was granted, and shall be subject to earlier termination as provided herein; provided, however, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation of the Company, such Incentive Option shall expire not more than 5 years from the date the Incentive Option is granted.

8.     EXERCISE OF OPTIONS

       An Option shall be exercisable in installments or otherwise upon such terms as the Committee shall in its discretion determine; provided, however, that each Option shall be exercisable in installments of at least 20% per year beginning one year after the grant date. An Optionee may purchase less than the total number of shares for which the Option is exercisable, provided that the exercise of an Option shall not include any fractional shares. As a condition to the exercise, in whole or in part, of any Option, the Committee may in its sole discretion require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state and local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise. Furthermore, if any Optionee disposes of any shares of stock acquired by exercise of an Incentive Option prior to the expiration of either of the holding periods specified in Section 422(a)(1) of the Code, the Optionee shall pay to the Company, or the Company shall have the right to withhold from any payments to be made to the Optionee, an amount equal to any federal, state and local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise.

9.     METHOD OF EXERCISE

       (a) To the extent that the right to purchase shares has accrued, Options may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full of the purchase price for the number of shares being purchased and, if applicable, any federal, state or local taxes required to be paid in accordance with the provisions of Section 8 hereof.

       (b) Payment of the purchase price for any shares pursuant to the exercise of an Option may be made in cash or by check or, in connection with subparagraphs (i) through (iv) where expressly approved by the Committee in advance, in its discretion, and where permitted by law:

              (i) by cancellation of indebtedness of the Company to the Optionee;

              (ii) by surrender of shares of Common Stock that have been owned by the Optionee for at least six months;

              (iii) by tender of a full recourse promissory note, which note shall be secured by the shares being purchased, contain such terms as may be approved by the Committee and bear interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;

              (iv) by waiver of compensation due or accrued to the Optionee for services rendered;

              (v) provided that a public market for the Company's Common Stock exists:

                     (1) through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the purchase price, and whereby the NASD Dealer irrevocably commits to forward the purchase price directly to the Company; or

                     (2) through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the purchase price, and whereby the NASD Dealer irrevocably commits to forward the purchase price directly to the Company; or


              (vi)   by any combination of the foregoing.

       If payment is made with shares of Common Stock, the Optionee, or other person entitled to exercise the Option, shall deliver to the Company certificates representing the number of shares of Common Stock in payment for the shares being purchased, duly endorsed for transfer to the Company and, if requested by the Committee, a representation and warranty in writing that he has good and marketable title to the shares represented by the certificate(s), free and clear of all liens and encumbrances. The value of the shares of Common Stock tendered in payment for the shares being purchased shall be their Fair Market Value Per Share on the date of the Optionee's exercise.

       (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or any federal, state or local law. If an Optionee, or other person entitled to exercise an Option, fails to accept delivery of or fails to pay for all or any portion of the shares requested in the notice of exercise, upon tender of delivery thereof, the Committee shall have the right to terminate his Option with respect to such shares.

10.    NON-TRANSFERABILITY OF OPTIONS

       No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by the Optionee.

11.    CONTINUANCE OF EMPLOYMENT

       Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any rights with respect to the continuation of his status as an Employee of the Company or any Subsidiary or Parent Corporation of the Company or interfere in any way with the right of the Company or any Subsidiary or Parent Corporation of the Company at any time to terminate such relationship or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

12.    TERMINATION OF EMPLOYEE STATUS OTHER THAN BY DEATH OR PERMANENT
       DISABILITY

       If an Optionee ceases to be an Employee for any reason other than his death or Permanent Disability, any Option granted to him under the Plan shall terminate three months from the date on which such Optionee ceases to be an Employee unless such Optionee has been rehired by the Company and is an Employee on such date. Until the termination of the Option, the Optionee may exercise any Option granted to him but only to the extent such Option was exercisable on the date he ceased to be an Employee and provided that such Option has not expired or otherwise terminated as provided herein. A leave of absence approved in writing by the Committee shall not be deemed a termination for purposes of this Section, but no Option may be exercised during any such leave of absence, except during the first 90 days thereof. The fact that the Optionee may receive payment from the Company or any Subsidiary of the Company after termination of Employee status for vacation pay, for services rendered prior to termination, for salary in lieu of notice, or for other benefits shall not affect the termination date.

13.    DEATH OR PERMANENT DISABILITY OF OPTIONEE

       If an Optionee shall die at a time when he is an Employee or if the Optionee shall cease to be an Employee by reason of Permanent Disability, any Option granted to him under this Plan shall terminate one year after the date of his death or termination of Employee status due to Permanent Disability unless by its terms the Option expires before such date or otherwise terminates as provided herein, and such Option shall only be exercisable to the extent that it would have been exercisable on the date of the Optionee's death or termination due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

14.    STOCK PURCHASE NOT FOR DISTRIBUTION

       Each Optionee shall, by accepting the grant of an Option under the Plan, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the Option will be received and held without a view to distribution except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option, if requested by the Committee, the person entitled to exercise the Option must agree in writing that the shares of stock are being acquired in good faith without a view to distribution.

15.    NO PRIVILEGES OF STOCK OWNERSHIP; REPORTS

       The Company shall deliver annual financial statements to each Optionee. No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to any shares of Common Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or distributions of rights in respect of such shares if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 16 hereof.

16.    ADJUSTMENTS

       (a) If the number of outstanding shares of Common Stock of the Company are increased or decreased, or if such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar transaction, the aggregate number of shares of Common Stock subject to the Plan as provided in Section 4 hereof and the shares of Common Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

       (b) Notwithstanding the provisions of subsection (a) of this Section, each outstanding Option shall terminate on the effective date of the dissolution or liquidation of the Company or any reorganization, merger or consolidation with one or more corporations or entities as a result of which the Company is not the surviving corporation, or any sale of all or substantially all the assets of the Company, or the sale (by merger or otherwise) of more than 80% of the then outstanding Common Stock; provided, however, that unless the surviving or acquiring corporation or other entity agrees to assume, or substitute equivalent awards for, all outstanding Options, each Option shall become fully exercisable subject to the provisions of Sections 12 and 13 during the 30-day period immediately preceding the effective date of such event.

       (c) Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

17.    AMENDMENT AND TERMINATION OF PLAN

       (a) The Board of Directors of the Company may from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment of the Plan shall be approved by the shareholders of the Company if the amendment would (i)increase the number of shares of Common Stock which may be issued under the Plan, except as permitted under the provisions of Section 16 hereof, or (ii) materially modify the requirements as to eligibility for participation in the Plan.

       (b) No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee under the Plan.

       (c) The terms and conditions of any Option granted to an Optionee under the Plan may be modified or amended only by a written agreement executed by the Optionee and the Company.

18.    EFFECTIVE DATE OF PLAN

       This Plan shall become effective upon adoption by the Board of Directors of the Company and approval by the Company's shareholders; provided, however, that shareholder approval must occur no later than 12 months after the date of adoption of the Plan by the Board of Directors.

19.    TERM OF PLAN

       No Option shall be granted pursuant to the Plan after 10 years from the earlier of the date of adoption of the Plan by the Board of Directors of the Company or the date of approval of the Plan by the Company's shareholders.

       The Plan was adopted by the Board on June 29, 1999. The Plan was approved by the shareholders on _______________, 1999.

                               PERCEPTRONICS, INC.

                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.     PURPOSE

       The purpose of the Perceptronics, Inc. 1999 Stock Option Plan for Non-Employee Directors (the "Plan") is to assist the Company in attracting, motivating and retaining qualified non-employee directors by providing for or increasing their proprietary interest in the Company through the grant of options to acquire shares of Company Common Stock. The Plan provides for the grant of options which do not qualify as "incentive stock options" within the meaning of Section 422A of the Code (e.g. non-qualified stock options).

2.     DEFINITIONS

       Whenever used herein the following terms shall have the following meanings, respectively:

       a.     "Board" shall mean the Board of Directors of the Company.

       b. "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

       c. "Common Stock" shall mean the Company's Common Stock, $.001 par value per share, as described in the Company's Certificate of Incorporation, as amended.

       d.     "Company" shall mean Perceptronics, Inc., a Delaware corporation.

       e. "Fair Market Value Per Share" of the Company's Common Stock shall mean the closing price of the Company's Common Stock or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on the date of the grant of the Option. If there were no sales on the date of the grant of an Option, the Fair Market Value Per Share shall be determined on the immediately preceding date on which there were sales.

       f. "Option" shall mean a non-qualified option granted pursuant to the Plan.

       g. "Optionee" shall mean any non-employee director who has been granted an Option to purchase shares of Common Stock under the Plan.

       h. "Plan" shall mean the Perceptronics, Inc. 1999 Stock Option Plan for Non-Employee Directors, as amended from time to time.

       i. "Subsidiary" shall have the meaning set forth in Section 425(f) of the Code.

3.     ADMINISTRATION

       Subject to the provisions of the Plan, the Board shall have the authority to construe, interpret and administer the Plan, and to make all determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board shall be final, conclusive and binding on all Optionees and on their guardians, legal representatives and beneficiaries.

4.     SHARES SUBJECT TO THE PLAN

       Submit to adjustments in accordance herewith, the stock to be offered under the Plan shall consist of up to 250,000 shares of the Company's Common Stock. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

       If the number of outstanding shares of Common Stock of the Company are increased or decreased, or if such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar transaction, the aggregate number of shares of Common Stock subject to the Plan as provided herein and the shares of Common Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Board. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

       Adjustments under this Section shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

5.     ELIGIBILITY AND PARTICIPATION

       Options may be granted only to non-employee directors of the Company. Employees of the Company or any Subsidiary of the Company are not eligible to receive Options under the Plan. For purposes of the Plan, directors who perform consulting services for the Company or any Subsidiary are not deemed to be "employees" of the Company.

6.     ANNUAL OPTION GRANTS

       On the date this Plan is first approved by the Company's shareholders and on April 1 of each year thereafter, each non-employee director on such date who was a non-employee director of the Company for the entire immediately preceding year shall automatically be granted an Option to purchase 12,500 shares of Common Stock. Any person who is a non-employee director of the Company on the applicable Option grant date but who was not a non-employee director during the entire immediately preceding year shall be granted Options for a number of shares determined by multiplying 12,500 by a fraction, the numerator of which is the full number of months such person was a non-employee director during the preceding year and the denominator of which is 12. Each Option shall be evidenced by an Option Agreement duly executed on behalf of the Company and by the Optionee. Each Option Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

7.     PURCHASE PRICE

       The purchase price of each share covered by each Option shall be equal to 100% of the Fair Market Value Per Share of the Common Stock of the Company on the date of Grant.

8.     DURATION OF OPTIONS

       Subject to prior termination in accordance with Section 12 hereof, the expiration date of each Option shall be the first to occur of (i) five (5) years from the date on which the Option was granted or (ii) on the effective date of the dissolution or liquidation of the Company, or any reorganization, merger or consolidation with one or more corporations or entities as a result of which the Company is not the surviving corporation, or the sale of all or substantially all of the assets of the Company or the sale (by merger or otherwise) of more than 80% of the then outstanding Common Stock.

9.     EXERCISE OF OPTIONS

       a. Options shall be fully vested and immediately exercisable. An Optionee may purchase less than the total number of shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than 50 shares, unless the exercise is during the final year of the Option, and shall not include any fractional shares. As a condition to the exercise, in whole or in part, of any Option, the Board may in its sole discretion require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state and local taxes that the Board has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise.

       b. Options may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full, by cash or check payable to the order of the Company or the equivalent thereof acceptable to the Company, of the purchase price for the number of shares being purchased and, if applicable, any federal, state or local taxes required to be paid in accordance with the provisions of Subsection (a) hereof.

       c. Payment of the purchase price for the shares with respect to which the Option is being exercised may be made in whole or in part by the surrender of shares of Common Stock of the Company which have been owned by the Optionee for at least six months. If payment is made with shares of Common Stock, the Optionee, or other person entitled to exercise the Option, shall deliver to the Company certificates representing the number of shares of Common Stock in payment for the shares being purchased, duly endorsed for transfer to the Company. If requested by the Board, prior to the acceptance of such certificates in payment for such shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Board with a representation and warranty in writing that he has good and marketable title to the shares represented by the certificate(s), free and clear of all liens and encumbrances. The value of the shares of Common Stock tendered in payment for the shares being purchased shall be their Fair Market Value Per Share on the date of exercise of the Option.

       d. Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or any registration or qualification requirements of any federal or state securities laws.

10.    NON-TRANSFERABILITY OF OPTIONS

       No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by the Optionee.

11.    STOCK PURCHASE NOT FOR DISTRIBUTION

       Each Optionee shall, by accepting the grant of an Option under the Plan, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the Option will be received and held without a view to distribution except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option, if requested by the Committee, the person entitled to exercise the Option must agree in writing that the shares of stock are being acquired in good faith without a view to distribution.

12.    TERMINATION

       Subject to the limitation stated in the last sentence of this Section 12, Options shall terminate prior to the expiration of their term as follows: (i) if an Optionee ceases to be a director of the Company for any reason other than death or pursuant to Subsection (iii) hereof, he may at any time within three months after such termination exercise his Option(s); (ii) if an Optionee dies while serving as a director of the Company, or within three months after termination of such status (other than termination pursuant to Subsection (iii) hereof), his Option(s) may be exercised by the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution, for a period of one year after the date of death; and (iii) an Optionee's Options shall immediately terminate on the date his directorship is terminated on account of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority owned subsidiary of the Company. In no event may an Option be exercised to any extent by anyone after the expiration of its term.

13.    AMENDMENT AND TERMINATION OF PLAN

       a. The Board may from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by the Company's shareholders if the amendment would (i) increase the number of shares of Common Stock which may be issued under the Plan; or (ii) materially modify the requirements as to eligibility for participation in the Plan.

       b. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted to such Optionee under the Plan.

       c. The terms and conditions of any Option granted to an Optionee under the Plan may be modified or amended only by a written agreement executed by the Optionee and the Company.

14.    EFFECTIVE DATE OF PLAN

       This Plan shall become effective upon adoption by the Board of Directors of the Company and approval by the Company's shareholders and no Options may be granted under the Plan until such shareholder approval has been obtained.

15.    TERM OF PLAN

       No Option shall be granted pursuant to the Plan after 10 years from the earlier of the date of adoption of the Plan by the Board of Directors of the Company or the date of approval of the Plan by the Company's shareholders.

       The date of adoption of the Plan by the Board was June 29, 1999. The date of the approval of the Plan by the shareholders was ____________, 1999.